Summary Prospectus

KraneShares Rockefeller℠ Ocean Engagement ETF

Principal Listing Exchange for the Fund: NYSE Arca, Inc.

Ticker Symbol: KSEA

August 28, 2023

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, recent reports to shareholders and other information about the Fund online at www.kraneshares.com. You can also get this information at no cost by calling 1-855-857-2638, by sending an e-mail request to KraneFunds@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, each dated August 28, 2023, as each may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

KraneShares Rockefeller Ocean Engagement ETF | Summary Prospectus

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses**	0.01%
Total Annual Fund Operating Expenses	0.86%

*	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years
$88	$274

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced investment operations prior to the date of this prospectus, it does not have portfolio turnover information for the prior fiscal year to report.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Ocean Related Companies. The Sub-Adviser believes that investing in Ocean Related Companies offers the potential for above-average long-term growth, especially if environmental, social and corporate governance (“ESG”) factors continue to become more consequential to investors. Examples of Ocean Related Companies include water infrastructure and technology companies, waste operator and technology companies, aquaculture operators,

KraneShares Rockefeller Ocean Engagement ETF | Summary Prospectus

commercial fishing operators, retailers linked to the seafood value chain, specialty chemical manufacturers, petrochemical producers, retailers linked to the plastic value chain, shipping and logistics companies, shipping transportation companies, recreational marine product companies, port operators, port equipment manufacturers, offshore energy and services companies, biofuel producers, renewable energy operators and original equipment manufacturers, tourism and leisure companies, companies involved in earth imaging, engineering, design and consulting, third-party testing, inspection and certification, and packaging companies.

The Fund will invest in three categories of Ocean Related Companies:

(1)	Ocean Leaders: companies that the Sub-Adviser has determined currently pursue strong ocean sustainability practices;

(2)	Ocean Solutions: companies whose products and services seek to address sustainable ocean impacts; and

(3)	Ocean Improvers: companies whose activities are currently having a negative to neutral impact on oceans or ocean resources but who are taking, or have formally expressed to the Sub-Adviser they are considering taking, material steps towards enhancing sustainability initiatives and reducing the impact that their products or services have on oceans or ocean resources over time, in conjunction with the Sub-Adviser’s preliminary engagement objectives. The Fund anticipates that a majority of the Fund’s assets will be invested in Ocean Improvers.

When engaging with Ocean Related Companies, the Sub-Adviser seeks to identify a clear engagement objective which it believes can have a positive impact on shareholder value and ocean sustainability improvements over time, and seeks to constructively engage with the company to achieve that objective by utilizing any or all of the approaches outlined below:

●	Constructive Dialog – The Sub-Adviser initially and informally engages management teams, boards, subject matter experts, and investor relations offices to understand a company’s approach to managing ocean risks and opportunities and propose tailored ways they might improve performance to enhance long-term value.

●	Official Letters – The Sub-Adviser will send official correspondence to formalize its previous requests of a company, to open communications while overcoming language barriers, and when engaging in “campaigns” that aim to reach a relatively large number of companies on a similar topic.

●	Collaborative Discussions – The Sub-Adviser leverages its expansive network of institutional investors and thought leaders to collaborate and participate in larger, group-style engagements, which may spur or accelerate a response from a company.

●	Shareholder Proposals – The Sub-Adviser may file or co-file with policy experts and institutional investor peers shareholder proposals with companies when constructive dialogue, official letters, and/or collaborative actions have not resulted in timely or rigorous improvements sought by the Sub-Adviser.

KraneShares Rockefeller Ocean Engagement ETF | Summary Prospectus

Using proprietary, fundamental, bottom-up analysis of company-disclosed and third-party data, the Sub-Adviser will analyze each investment opportunity to identify Ocean Related Companies for investment by the Fund consistent with its principal investment strategies. Under normal circumstances, the Fund will invest in approximately 30 to 50 companies of any market capitalization, which may be domiciled in any country, including in emerging markets, and may operate in any industry or sector. Due to the Fund’s focus on Ocean Related Companies, the Fund expects to invest significantly in companies in the Industrials, Consumer Staples, Materials and Utilities sectors.

The Fund will exit a position if, in the opinion of the Sub-Adviser, a more attractive investment opportunity exists and/or if the Sub-Adviser believes the thesis that drove the investment is no longer present. A company’s reluctance to constructively engage with the Sub-Adviser on, or failure to make material progress on, ocean-related impacts identified as part of an engagement objective, may result in divestment.

In addition to equity securities, the Fund may invest in derivative instruments (including swaps, futures, forwards, structured notes and options) for investment purposes, which may include altering the Fund’s exposure to currencies, sectors and individual issuers. Because the Fund invests a portion of its assets in securities that are traded in currencies other than U.S. dollars, the Fund may buy and sell foreign currencies to facilitate transactions in portfolio securities and may seek to hedge against currency risks. The Fund also may invest in other investment companies (including exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds). Certain investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane Funds Advisors, LLC (the “Adviser”) and/or its affiliates.

The Fund is non-diversified and may engage in securities lending.

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the Fund’s performance, net asset value (“NAV”) and trading price, including:

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund. The Sub-Adviser’s evaluations and assumptions regarding investments, markets, trends, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.

Ocean Strategy Risk. Because the Fund invests primarily in Ocean Related Companies whose business activities have an impact on oceans and ocean resources, the value of Fund shares may be affected by events that adversely affect those types of companies, such as government regulation, institutional investor changes, climate changes and environmental events, new technologies, changes in consumer sentiment (particularly related to climate change) and spending and changes in government spending. Ocean Related Companies may be subject to liability for environmental damage, depletion of resources, conflicts with local communities over water rights and mandated expenditures for safety and pollution control. There is no guarantee that the criteria used by the

KraneShares Rockefeller Ocean Engagement ETF | Summary Prospectus

Fund will result in the selection of issuers whose activities ultimately contribute to the conservation of oceans or ocean resources. A company may currently be having a negative to neutral impact on oceans and ocean resources, but rather may be taking or have expressed a willingness to take, material steps in the future towards enhancing sustainability initiatives and reducing the impact their products and/or services have on oceans or ocean resources. There is no guarantee that the securities selected for the Fund will outperform other issuers, or help reduce risk in the Fund. The Fund may underperform funds that do not invest primarily in Ocean Related Companies. The Fund’s investments in Ocean Related Companies will also affect the Fund’s exposure to certain sectors or industries, which may adversely impact the Fund’s investment performance. The Fund invests in companies that the Sub-Adviser believes have established plans or goals as an Ocean Related Company, which includes companies having a negative to neutral impact on oceans and ocean resources that have expressed a willingness to consider taking, material steps towards enhancing sustainability initiatives and reducing the impact their products and/or services have on oceans or ocean resources over time. There is no guarantee that these companies will be able to achieve all or a portion of their stated plans or goals. There is no guarantee that any engagement undertaken by the Sub-Adviser will cause companies to implement changes and the Sub-Adviser may not correctly assess whether it can engage a company to implement changes. Because the Fund’s strategy may be considered to be an “ESG” strategy and public opinion is strongly divided about ESG strategies, the Fund may not appeal to certain investors and may fail to attract significant assets.

Clean and Low-Emission Energy Technology Risk. A wide range of clean and low-emission energy technologies and processes are being advanced as candidates for adoption by companies seeking to decarbonize their operations. There can be no assurance that any particular technology will be economically deployed to achieve the desired company objectives, and individual technologies implemented by companies in the pursuit of decarbonization may differ in cost and efficacy. The Fund will invest in companies producing and utilizing a variety of clean and emissions-reducing energy technologies and approaches, and the Sub-Adviser seeks to minimize the risk to the Fund from reliance on any particular technological approach being successful. At the time of investment by the Fund, a company may not be a low carbon emitter, but rather may be actively seeking to reduce its carbon footprint, the carbon footprint of its suppliers and/or customers, and/or develop new revenue streams from decarbonization activities.

Decarbonization Government Policy Risk. The adoption of clean and low-emission energy technologies and processes is currently driven in part by government policies targeting reduced greenhouse gas (GHG) emissions. Currently, more than 100 countries have committed to becoming carbon neutral by 2050, with many of them having earlier target dates. If governments globally were to abandon or diminish their GHG reduction initiatives, this may have the effect of reducing the incentives of companies to adopt clean and low-emission energy technologies and processes, resulting in less activity in this area and potentially adversely affecting the Fund.

Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, and product cycles. They are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, for food and beverage companies, government regulations may affect the permissibility of using various food additives and production methods, which could affect company profitability. In particular, tobacco companies may be adversely affected by the adoption of proposed legislation

KraneShares Rockefeller Ocean Engagement ETF | Summary Prospectus

and/or by litigation. Food and beverage companies risk further loss of market share and revenue due to contamination and resulting product recalls. Also, the success of food, beverage, household and personal products may be strongly affected by fads, marketing campaigns, changes in commodity prices and other factors affecting supply and demand.

Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors. Government regulation will also affect the performance of investments in such industrials sector issuers, particularly aerospace and defense companies, which rely to a significant extent on government demand for their products and services. Transportation companies, another component of the industrials sector, are subject to sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

Materials Sector Risk. The materials sector may be adversely impacted by the volatility of commodity prices, exchange rates, depletion of resources, over-production, litigation and government regulations, among other factors.

Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected by, among other factors, increases in commodity and operating costs, rising costs of financing capital construction and the cost of complying with government regulations, including unexpected global force majeure events that adversely impact the valuation of companies in the utilities sector.

Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.

Small- and Mid-Capitalization Company Risk. Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since small and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations, political or economic instability, less complete financial information about the issuers, the possible imposition of withholding or confiscatory taxes, the possible seizure or nationalization of foreign holdings, and the possible establishment of exchange controls or freezes on the convertibility of currency. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. Additionally, foreign issuers may be subject to different accounting, auditing, recordkeeping, and financial reporting requirements. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. If the Fund holds positions in such suspended securities, the Fund may be adversely

KraneShares Rockefeller Ocean Engagement ETF | Summary Prospectus

impacted. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash. All of these factors could result in a loss to the Fund.

Emerging Markets Risk. The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors could cause volatility in global financial markets and negative sentiment, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements.

Equity Securities Risk. The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies and vice versa. This may adversely affect the Fund’s performance.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

KraneShares Rockefeller Ocean Engagement ETF | Summary Prospectus

International Closed Market Trading Risk. To the extent the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and the prices at which the underlying securities are valued for purposes of the Fund’s NAV. As a result, Shares may appear to trade at a significant discount or premium to NAV greater than those incurred by other ETFs. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

New Fund Risk. If the Fund does not grow in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

High Portfolio Turnover Risk. The Fund may incur high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the derivative and that of the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps and options) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to make required payments or otherwise comply with the terms of derivative. In that case, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. Counterparty risks are compounded by the fact that there are only a limited number of ways available to invest in certain reference assets and, therefore, there may be few counterparties to swaps or options based on those reference assets.

KraneShares Rockefeller Ocean Engagement ETF | Summary Prospectus

Large Shareholder Risk. To the extent a large number of shares of the Fund is held by a single shareholder or a small group of shareholders, the Fund is subject to the risk that redemption by those shareholders of all or a large portion of their shares will adversely affect the Fund’s performance by forcing the Fund to sell securities, potentially at disadvantageous prices, to raise the cash needed to satisfy such redemption requests. This risk may be heightened during periods of declining or illiquid markets, or to the extent that such large shareholders have short investment horizons or unpredictable cash flow needs. Such redemptions may also increase transaction costs and/or have adverse tax consequences for remaining shareholders.

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, it will not enjoy the protections of the U.S. law.

Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the applicable rebate rates paid to borrowers and related administrative costs; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance. Once available, the Fund’s current performance information will be available at www.kraneshares.com. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser and Sub-Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund. Rockefeller & Co. LLC serves as the investment sub-adviser to the Fund.

KraneShares Rockefeller Ocean Engagement ETF | Summary Prospectus

Portfolio Managers

Rolando Morillo, a Portfolio Manager and Senior Vice President of the Sub-Adviser, has served as a portfolio manager of the Fund since the Fund’s inception. Jose Garza, a Portfolio Manager and Senior Vice President of the Sub-Adviser, has served as a portfolio manager of the Fund since the Fund’s inception.

James Maund, Head of Capital Markets at the Adviser, has served as a portfolio manager of the Fund since the Fund’s inception. Jonathan Shelon, Chief Operating Officer of the Adviser, supports Krane’s investment team for the Fund and also has been a portfolio manager of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid ask spreads, are available on the Fund’s website at www.kraneshares.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.